EXHIBIT  99.1
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                          WARRANT REDEMPTION AGREEMENT
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          THIS  WARRANT  REDEMPTION  AGREEMENT  (this  "AGREEMENT")  is made and entered into as of the 17th day of February, 2004, by and between AMERICAN ECOLOGY CORPORATION, a Delaware corporation ("AEC"), and JPMORGAN CHASE BANK, a New York state chartered bank (the "BANK"). AEC and the Bank are sometimes referred to herein as the "PARTIES," and each individually, as a "PARTY."

                                R E C I T A L S:

          WHEREAS, AEC issued to Chase Bank of Texas, National Association, the Bank's predecessor-in-interest a Warrant, dated November 19, 1998, to purchase 1,349,843 shares of AEC common stock (the "WARRANT"); and

     WHEREAS, AEC desires to purchase and redeem the Warrant from the Bank, and the Bank desires to sell and transfer the Warrant to AEC, all on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

     1.   PURCHASE AND SALE.  The Bank hereby sells, assigns, transfers, conveys
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and  delivers  the Warrant to AEC, and AEC hereby redeems, purchases and accepts the Warrant from the Bank. The purchase price ("PURCHASE PRICE") for the Warrant shall be Five Million Five Hundred Thousand Dollars ($5,500,000).

     2.   CLOSING.  The  closing  of  the purchase and redemption of the Warrant
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(the "CLOSING") shall take place concurrently with the execution and delivery of this Agreement. At Closing, AEC shall pay the Purchase Price for the Warrant in immediately available funds, by wire transfer to an account identified by the Bank in writing, upon physical surrender by the Bank to AEC of the originally executed Warrant for cancellation. The Closing of the transaction shall be administered by Stoel Rives llp, 101 S. Capitol Blvd., Suite 1900, Boise, ID 83702, Attention: Paul M. Boyd, Esq. ("ESCROW HOLDER"). The Parties shall
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forward  fully  executed  copies of this Agreement via facsimile transmission to
Escrow Holder at (208) 389-9040. In addition, each Party shall provide, via overnight express mail, two (2) fully executed originals of this Agreement to Escrow Holder; and the Bank shall forward the originally executed Warrant. Upon receipt of each of the foregoing, the Closing shall occur and Escrow Holder (i) shall instruct AEC to wire transfer the Purchase Price to AEC, (ii) shall forward originally executed copies of this Agreement to the parties; and (iii) shall forward the originally executed Warrant to AEC.

     3.   MUTUAL RELEASE.  In consideration of the Purchase Price, and the other
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covenants  and  agreements  of  the  Parties contained herein, each Party hereby forever releases, discharges and acquits the other Party, including such Party's successors, predecessors, parents, affiliates, subsidiaries, divisions, including but not limited to, such Party's past or present officers, directors, stockholders, managers, employees, advisors, consultants, insurers, attorneys, accountants, agents and assigns (collectively, the "RELEASED PARTIES") from and against any and all claims, demands, damages, debts, liabilities, actions, causes or action or suits of any kind arising out of the Warrant, including without limitation, all claims, whether known, unknown, unforeseen or unanticipated and regardless of type, cause or nature, whether in tort or contract; provided, however, that the foregoing releases shall not affect (i) any claims arising out of the failure of performance or breach of this Agreement by a Party; or (ii) any liabilities, obligations or causes of action that currently exist with respect to any other contract or agreement between the Parties, or which may arise out of any such other contract or agreement between the Parties.

     4.   REPRESENTATIONS  AND  WARRANTIES  OF  THE  PARTIES.
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          4.1  REPRESENTATIONS  AND  WARRANTIES  OF  THE  BANK.  The Bank hereby represents and warrants to AEC as follows:

               (a) TITLE. Except as specifically provided in the Warrant, the Bank owns the Warrant free and clear of all liens and encumbrances and has the legal right and power to sell and transfer the Warrant to AEC. The Bank has not granted any option or other right with respect to the Warrant, or agreed to sell or transfer the Warrant to any person or entity other than AEC.

               (b) VALUE. The Bank acknowledges and agrees that the Parties have determined that the Purchase Price represents fair value for the Warrant; and that no adjustment in the Purchase Price shall be made regardless of the future performance of AEC or its common stock.

               (c) SOPHISTICATION. The Bank, either alone or with the assistance of its professional (including legal) advisors, is a sophisticated seller, and has the capacity to protect its own interests in connection with the transactions contemplated by this Agreement, and has such knowledge and experience in financial and business matters that the Bank is capable of evaluating the merits and risks of the transactions contemplated hereby.

               (d) AUTHORITY. The Bank has full corporate power and authority to execute and deliver this Agreement and perform its obligations hereunder. The execution and delivery by the Bank of this Agreement, the performance by the Bank of its obligations hereunder, and the consummation by the Bank of the transactions contemplated hereby have been duly authorized by all necessary corporate action of the Bank. This Agreement constitutes a valid and binding obligation of the Bank, enforceable against it in accordance with its term, except to the extent that enforceability is subject to and limited by the effect of bankruptcy, insolvency, reorganization, arrangement and moratorium laws and general principles of equity (whether asserted in an action at law or in equity) (the "EQUITABLE EXCEPTIONS").

               (e) NO CONFLICT. Neither the execution and delivery by the Bank of this Agreement, the performance by the Bank of its obligations hereunder, nor the consummation of the transactions contemplated hereby will (i) violate, conflict with, or result in any breach of, any provision of the Bank's charter documents; or (ii) violate, conflict with, result in any breach of or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under any material contract or agreement, or judgment or order to which the Bank is a party or by which it is bound; or (iii) result in the creation of any lien or encumbrance on the Warrant; or (iv) violate any applicable law, statute, rule, ordinance or regulation of any governmental or judicial body.

               (f) NO CONSENTS. No consent, approval or authorization of, or declaration, filing or registration with, any governmental or judicial body or authority is required for the execution, delivery and performance by the Bank of this Agreement or for the consummation of the transactions contemplated hereby; and no consent, approval, or authorization of any third party is required for the execution, delivery and performance by the Bank of this Agreement or for the consummation by the Bank of the transactions contemplated hereby.

          4.2 REPRESENTATIONS AND WARRANTIES OF AEC. AEC hereby represents and warrants to the Bank as follows:

               (a) AUTHORITY. AEC has full corporate power and authority to execute and deliver this Agreement and perform its obligations hereunder. The execution and delivery by AEC of this Agreement, the performance by AEC of its obligations hereunder, and the consummation by AEC of the transactions contemplated hereby have been duly authorized by all necessary corporate action of AEC. This Agreement constitutes a valid and binding obligation of AEC, enforceable against it in accordance with its term, except to the extent that enforceability is subject to and limited by the effect of the Equitable Exceptions.

               (b) NO CONFLICT. Neither the execution and delivery by AEC of this Agreement, the performance by AEC of its obligations hereunder, nor the consummation of the transactions contemplated hereby will (i) violate, conflict with, or result in any breach of, any provision of AEC's charter documents; or (ii) violate, conflict with, result in any breach of or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under any material contract or agreement, or judgment or order to which AEC is a party


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     or  by  which  it  is  bound; or (iii) violate any applicable law, statute, rule,  ordinance  or  regulation  of  any  governmental  or  judicial body.

               (c) NO CONSENTS. No consent, approval or authorization of, or declaration, filing or registration with, any governmental or judicial body or authority is required for the execution, delivery and performance by AEC of this Agreement or for the consummation of the transactions contemplated hereby; and no consent, approval, or authorization of any third party is required for the execution, delivery and performance by AEC of this Agreement or for the consummation by AEC of the transactions contemplated hereby, except for any such third-party consents which have been obtained by AEC prior to Closing.

               (d) AEC is acquiring the Warrant from the Bank based upon AEC's own judgment, and, except as otherwise specifically set forth in this Agreement, not based upon any representation or warranty made to AEC by Bank or anyone acting on its behalf.

               (e) AEC covenants and agrees that the Warrant shall not be re-issued, sold, transferred, or otherwise disposed of without registration under the Securities Act of 1933 ("SECURITIES ACT") or an exemption therefrom, and that in the absence of either an effective registration statement covering the Warrant (or the AEC common stock issued on exercise thereof) or an available exemption from registration under the Securities Act, the Warrant (and any AEC common stock issued on exercise thereof) must be held indefinitely.

               (f) AEC has furnished or otherwise made available to Bank copies of its (i) Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and (ii) Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 (collectively, the "AEC SEC REPORTS" ). As of their respective dates, the AEC SEC Reports complied in all material respects with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and in each case, at the time filed, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          4.3 NO OTHER REPRESENTATIONS AND WARRANTIES. EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING WITHOUT LIMITATION, ANY REPRESENTATIONS AND WARRANTIES RELATING TO OR ARISING OUT OF APPLICATION OF FEDERAL AND STATE SECURITIES LAWS.

     5.   GENERAL  PROVISIONS.
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          5.1  ENTIRE AGREEMENT. This Agreement constitutes the entire Agreement and supersedes all prior agreements and understandings, oral and written, between the Parties hereto with respect to the subject matter hereof.

          5.2. COSTS. AEC and the Bank each shall be solely responsible for and bear all of their own respective expenses including, without limitation, expenses of legal counsel in connection with pursuing or consummating this Agreement and the transactions contemplated thereby.

          5.3 PUBLIC DISCLOSURE. Except as may be required by applicable law, regulation or legal process, pending the closing, neither AEC nor the Bank, without the consent of the other party, will make any announcement or disclosure about the transaction contemplated hereby to the public, or to any other person or entity, except that the parties


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may  disclose  such  information  to  their  representatives  (subject  to  the provisions of any confidentiality agreement between the parties) and regulatory agency officials as reasonably required to consummate the transaction.

          5.4 SECTIONS AND OTHER HEADINGS. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

          5.5 GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.

     5.6 NO WAIVER. The failure of a Party to exercise any of its rights hereunder shall not constitute a waiver of any other rights that may subsequently arise under the provisions of this Agreement. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

     5.7 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, permitted assigns, and transferees by operation of law, whether or not any such person shall have become a party to this Agreement

     5.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. Any counterpart may be delivered by facsimile transmission; provided, however, that attachment thereof shall constitute the representation and warranty of the person delivering such signature that such person has full power and authority to attach such signature and to deliver this Agreement.


                            [SIGNATURE PAGE FOLLOWS]


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     IN  WITNESS  WHEREOF, the Parties have caused this Agreement to be executed by  their  duly authorized agents as of the date and year first set forth above.


     AEC:                     AMERICAN  ECOLOGY  CORPORATION


                              By:     /S/  Stephen A. Romano
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                                      Stephen A. Romano
                                      President and CEO


     BANK:                    JPMORGAN  CHASE  BANK


                              By:     /S/  Bruce A. Shilcutt
                                 ----------------------------------
                                      Bruce A. Shilcutt
                                      Vice President


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